UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 12, 2020

(Date of earliest event reported)

ENTASIS THERAPEUTICS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38670	82-4592913
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 Gatehouse Drive Waltham, MA 02451 (781) 810-0120
(Principal Executive Office)

Telephone Number: (781) 810-0120

Not Applicable

Former name or former address, if changed since last report

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ETTX	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.    Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On April 12, 2020, Entasis Therapeutics Holdings Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Innoviva, Inc. (“Innoviva”), pursuant to which the Company agreed to issue and sell to Innoviva, in a private placement under the applicable Nasdaq Stock Market LLC rules (“Nasdaq”), up to 14,000,000 newly issued shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) and warrants (the “Common Warrants”) to purchase up to 14,000,000 shares of Common Stock, with an exercise price per share of $2.50 (the “Private Placement”). The Common Warrants, at an exercise price per share of $2.50, will be exercisable immediately and will have a five year term. Each share of Common Stock and Common Warrant (together, the “Common Unit”) will be issued and sold together at price per Common Unit of $2.50.

The Private Placement is expected to occur in two tranches. At the closing of the first tranche (the “First Closing”), subject to satisfaction or waiver of certain closing conditions, including obtaining voting agreements (the “Voting Agreements”) from stockholders of the Company representing at least 45% of the outstanding shares of Common Stock, Innoviva will purchase the maximum number of shares of Common Stock and Common Warrants issuable to Innoviva in compliance with any and all applicable laws and without the requirement for the prior receipt of the stockholders’ approval under the listing requirements of Nasdaq. At the First Closing, it is anticipated that Innoviva will purchase approximately 1,322,510 shares of Common Stock and Common Warrants to purchase approximately 1,322,510 shares of Common Stock for an aggregate purchase price of approximately $3.3 million. At the closing of the second tranche (the “Second Closing”), subject to satisfaction of certain closing conditions, including the Company’s stockholders’ voting in favor of the transaction, Innoviva will purchase the remaining shares of Common Stock and Common Warrants, which anticipated to be approximately 12,677,490 shares of Common Stock and Common Warrants to purchase approximately 12,677,490 shares of Common Stock for an aggregate purchase price of approximately $31.7 million.

The Company expects to receive aggregate gross proceeds from the Private Placement of approximately $35 million, before deducting transaction expenses, and excluding proceeds (if any) received in connection with the exercise of any Common Warrants. At the effective time of the Second Closing, assuming the exercise of all of the Common Warrants, Innoviva will hold approximately 67.8% of the Company’s outstanding Common Stock.

The Securities Purchase Agreement contains customary representations and warranties as well as certain operating covenants applicable to the Company until the Second Closing. The Securities Purchase Agreement contains certain customary termination rights for both the Company and Innoviva at any time prior to the First Closing, including, but not limited to, mutual written consent of the parties; by either party, if the First Closing has not closed by April 30, 2020, subject to extension upon mutual agreement by the parties; by either party, if a governmental entity of competent jurisdiction issues a final and non-appealable order; and by either party, upon the breach of any representation, warranty, covenant or other agreement of the Securities Purchase Agreement by the other that is not cured before the earlier of the 10th day following notice of such breach and the termination date. If either the First Closing or the Second Closing does not occur under specified circumstances, the Company will be required to pay Innoviva a termination fee in an amount equal to $850,000, plus reimbursement of expenses.

Both the First Closing and the Second Closing are expected to close in the second quarter of 2020, subject to the satisfaction of certain closing conditions referenced above.

The description of the Securities Purchase Agreement and Voting Agreements do not purport to be complete and are qualified in their entirety by the full text of the Securities Purchase Agreement and form of Voting Agreement, copies of which are being filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K (the “Current Report”) and are incorporated by reference herein.

Investor Rights Agreement

At the First Closing, Innoviva and the Company will enter into an investors rights agreement (the “Investor Rights Agreement”) which will provide that for so long as Innoviva and its affiliates hold at least 15% of the outstanding shares of Common Stock on a fully-diluted basis, Innoviva shall have the right to designate two directors to the board of directors of the Company (the “Board”), and for so long as Innoviva and its affiliates hold at least 8% of the outstanding shares of Common Stock on a fully-diluted basis, Innoviva shall have the right to designate one director to the Board, subject to certain qualifications and conditions in the Investor Rights Agreement. The Investor Rights Agreement also will provide for participation rights for Innoviva to participate pro rata in future offerings of equity securities by the Company.

The description of the Investor Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the form of Investor Rights Agreement, a copy of which is being filed as Exhibit 10.3 to this Current Report and is incorporated by reference herein.

Registration Rights Agreements

Simultaneously with the First Closing, the Company and Innoviva will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Company must prepare and file with the Securities and Exchange Commission (the “SEC”), a registration statement with respect to resales of the shares of Common Stock and warrants purchased by Innoviva under the Securities Purchase Agreement.

The description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Form of Registration Rights Agreement, a copy of which is filed as Exhibit 4.2 to this Current Report and is incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above under Item 1.01 is incorporated herein by reference. The Private Placement will be made in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act. Innoviva represented in the Securities Purchase Agreement that it was, on the date of entry into the Securities Purchase Agreement, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

Forward-Looking Statements

Any statements in this Current Report about the Company’s future expectations, plans and prospects, including statements about the expected closing of the Private Placement and other statements containing the words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend” and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from current expectations and beliefs, including but not limited to: whether the conditions for the closings of the Private Placement will be satisfied; competitive factors; general economic and market conditions and the risks more fully described in the Company’s filings with the SEC, including the section titled “Risk Factors” contained therein. Forward-looking statements contained in this Current Report are made as of this date, and except as required by law, the Company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Warrant Certificate.

4.2	Form of Registration Rights Agreement.

10.1	Securities Purchase Agreement, dated April 12, 2020, by and between the Company and Innoviva.

10.2	Form of Voting Agreement.

10.3	Form of Investor Rights Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTASIS THERAPEUTICS HOLDINGS INC.

Date: April 13, 2020	By:	/s/ Michael Gutch, Ph.D.
		Name:	Michael Gutch, Ph.D.
		Title:	Chief Financial Officer and Chief Business Business Officer

5